Exhibit 99.1

 October 2015

 Disclaimer  This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.

 We are a clinical-stage biotechnology company focused on the discovery, development, and commercialization of novel, hospital-based therapies capable of transforming treatment paradigms in the management of acute, life-threatening conditions. Our lead product candidate, EG-1962, is in development to fundamentally improve patient outcomes after Aneurysmal Subarachnoid Hemorrhage (aSAH).

Key Investment Highlights

- **Lead Candidate EG-1962 is Phase 3-ready; could replace standard of care in aSAH**
  - Targeted and sustained release of standard of care nimodipine
  - NEWTON Phase 1/2 data shows dramatic 2x improvement in favorable outcomes
    - Superior safety profile
  - Granted Orphan Designation in US and EU; De-risked (505(b)(2)) regulatory pathway
- **Attractive commercial opportunity for EG-1962 in high unmet need**
  - 600,000 aSAH patients WW; 35,000 patients in US annually
  - Concentrated market: requires only small, highly focused sales force
  - Compelling pharmacoeconomic benefit
  - Wholly owned - Worldwide rights
- **Proprietary PRECISA™ Technology: Platform to develop future products**
  - EG-1964 for cSDH and earlier stage discovery efforts ongoing
- **Strong Financial Position**
  - Cash balance at June 30, 2015 was $58.5 million
  - Raised approximately $92.5 million in IPO, which closed October 6, 2015

 Edge’s Experienced Leadership Team  Chairman of Scientific Advisory Board       Robert Langer, PhD      David H. Koch Institute Professor at MIT Biomedical Engineering  Chairman of the Board of Directors      Sol Barer, PhD       Executive Management Team      Brian A. Leuthner  President & CEO, Co-founder, Director    R. Loch Macdonald, MD, PhD  Chief Scientific Officer, Co-founder, Director    Herbert Faleck, DO  Chief Medical Officer    Andrew J. Einhorn  Chief Financial Officer    Keenan Endowed Chair of Neurosurgery   20+ yearsInvestment Banking  Former CEO and Chairman  Pediatric Neurologist

Aneurysmal Subarachnoid Hemorrhage (aSAH)



aSAH Patients Annually
600,000 Worldwide
100,000 North America, EU, Japan
Addressable US Population
35,000 patients
Hospital Admission
Aneurysm Repair
(endovascular or surgery)
EG-1962 Initial Market Indication
External Ventricular Drain (EVD)
~50%
17,500
EG-1962 Market Expansion Strategy
Alternative Delivery (Lumbar, Intracisternal)
~50%
17,500

- Bleeding into the subarachnoid space in the brain arising from a ruptured brain aneurysm
  - Blood pools, encasing the brain arteries
  - Primary and secondary brain injury
- Patient Demographics
  - Average Age = 52
  - 85-90% of patients make it alive to the hospital (35,000 annually in US)
  - 83% of poorer grade patients die or suffer permanent brain damage within 90 days*
- Delayed complications occur in up to 40% of patients who survive initial hemorrhage

* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. *Neurocritical Care*. Published Online: 13 February 2015.

EDGE Therapeutics, Inc.

Current Management of aSAH

Aneurysm rupture

External Ventricular Drain (EVD)
~50% of patients

Stabilize patient

Universal administration of oral nimodipine (Class 1, Level A)

Surgical / endovascular aneurysm repair

ICU management (Watch & Wait)

Nimodipine

Potent and unique dihydropyridine L-type Ca channel antagonist



H
N
Me
Me
Me
O
O
O
Me
O
O
OMe
NO2

- (+) Approved in 1989
- (+) Reduce delayed ischemia / improve outcome within 96 hours of aSAH
- (+) Standard of care >60 countries
- (+) Treats multiple deleterious effects of calcium influx after aSAH
- (−) Only 17% of poorer grade patients return to favorable or normal status*
- (−) Non-selective arterial dilation; ***systemic hypotension in up to 50%***
- (−) Short half life (45-minutes); requires heavy nursing burden; 2 pills every 4 hours x 21 days

* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. *Neurocritical Care*. Published Online: 13 February 2015.

7 | Confidential. Do not distribute.

EDGE Therapeutics, Inc.

 EG-1962 Differentiation and Existing Data

EG-1962 Differentiation: Targeted Delivery of Nimodipine Directly into the Brain

Nimodipine


Me
H
N
Me
Me
O
O
O
OMe
Me
O
O
NO2

EG-1962



PLGA


O
HO
O
O
H
x
y
O

EG-1962 Site-Specific Administration



Efficacy & Safety

Nimodipine - dihydropyridine L-type Ca channel antagonist

- **EG-1962:** Targeted delivery achieves high brain concentration; yet safe plasma concentrations
- **EG-1962:** Dual mode of action from intravascular space and extravascular targets

Superior dosing convenience & Compliance

Oral Nimodipine: Short half life (45-minutes); requires heavy nursing burden; 2 pills every 4 hours x 21 days

- **EG-1962:** One-time administration provides sustained exposure over 21 days; compliance benefit

EDGE Therapeutics, Inc.

 Key Clinical Scales  10 | Confidential. Do not distribute.  Enrollment  Outcome

NEWTON Study - Key Highlights

North American study completed July 2015

- 72 patients enrolled; 54 EG-1962, 18 oral nimodipine

Maximum feasible dose identified (primary endpoint)

- 800 mg
  - All patients tolerated administration

Safety & tolerability established (primary endpoint)

PK characterized up to 800 mg dose (secondary endpoint)

Exploratory endpoints all favorable towards EG-1962

EDGE Therapeutics, Inc.

 EG-1962 Efficacy: Over 2x improvement in Favorable Outcomes in NEWTON Study  17 of 44  12 of 17    12 | Confidential. Do not distribute.  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.  *  Patients Achieved GOSE 8EG-1962 27%Oral Nimodipine: 6%Historic Data: 1%

 EG-1962 Efficacy: Outcome Improved Across All Doses

EG-1962 Efficacy: Clinical Benefit Noted With All Disease Severities

Overall: Over 2x improvement in favorable outcome rate

- WFNS 2 = Over 2x improvement in favorable outcome rate
- WFNS 4 = Nearly 2x improvement in favorable outcome rate

NEWTON Study

	EG-1962			Oral Nimodipine			Historic Data*		
WFNS	Number	Favorable Outcome (GOSE)	Favorable Outcome (GOSE) (%)	Number	Favorable Outcome (GOSE)	Favorable Outcome (GOSE) (%)	Number	Favorable Outcome (GOSE)	Favorable Outcome (GOSE) (%)
2	19	17	**89%**	5	2	**40%**	68	15	**22%**
3	4	0	**0%**	2	0	**0%**	7	3	**43%**
4	22	10	**45%**	11	3	**27%**	76	8	**11%**
	45	**27**	**60%**	**18**	**5**	**28%**	**151**	**26**	**17%**

WFNS: World Federation of Neurological Surgeons Grading System for Subarachnoid Hemorrhage. Based on Glasgow Coma Score and Motor Deficit.

* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. *Neurocritical Care*. Published Online: 13 February 2015.

14 | Confidential. Do not distribute.

EDGE Therapeutics, Inc.

 EG-1962 Safety: Summary of NEWTON Results (Cohorts 1-6)  15 | Confidential. Do not distribute.    EG-1962100 – 1200 mg    Oral nimodipine60mg x 4 hrs. x 21 days      N  (%)  N  (%)  Death(Unrelated)  3/54  5.5  1/18  5.5  SAEs (Related)  1/54  1.8  0/18  0.0  Hypotension  0/54  0.0  3/18  16.7

Planned Pivotal Study Overview

Phase 3 study comparing safety and efficacy of EG-1962 versus oral nimodipine

Study Design	• ~65 Centers (North America, EU, Australasia) • 1 to 1 randomization; double-blind/double-dummy • Stratified by WFNS, Age, Region
Proposed Study Sample Size	• ~375 subjects • Interim analysis at 50-60% of planned enrollment
Primary Endpoints	• Neurological outcome measured at 90 days after aSAH using GOSE • Safety profile of EG-1962 compared to oral nimodipine
Secondary & Health Economic Endpoint	• Cognitive assessment using the Montreal Cognitive Assessment (MoCA) • ICU and Hospital Length of Stay; Discharge disposition • Use of rescue therapy

16 | Confidential. Do not distribute.

EDGE Therapeutics, Inc.

Precisa™ Development Platform

Proprietary, programmable, biodegradable polymer-based development platform

Identify unmet clinical condition

Define product profile
- Identify therapeutic
- Engineer polymer
- Physical / chemical properties

Program release profile
- Specific blend of polymers
- Initial release profile
- Sustained release profile

Optimize product

Targeted Delivery | *Controlled & Sustained Release*

 Edge Pipeline Overview  18 | Confidential. Do not distribute.

 EG-1964 for cSDH  EG-1964 is a polymer-based therapeutic containing aprotinin for the management of cSDH as a prophylactic treatment to prevent recurrent bleeding  Aprotinin: pancreatic trypsin inhibitor FDA approved in 1993 to prevent rebleeding following cardiac bypass surgeryMechanism of action potentially effective in reducing the incidence of rebleeding in cSDH patientsPlanned IND submission in 2016  If approved, we believe EG-1964 could address a significant unmet medical need and become the standard of care for treatment of cSDH in patients  (2)

Chronic Subdural Hematoma (cSDH) Overview

cSDH is a liquefied hematoma that has accumulated on the surface of the brain in an area referred to as the subdural space



Subdural Hematoma Continuum
1 Initial Trauma
Small Subdural Hematoma - Asymptomatic
2 Chronic SDH
Ongoing Leakage - Symptomatic
3 Drainage of Chronic SDH
Jackson Pratt Drain
4 Recurrence of Chronic SDH
Recurrent Bleeding - Symptomatic

- Brain shrinks inside the skull as we age
- Even minor head trauma can cause blood to leak into the subdural space
  - Most common in patients aged 60+
- Over time, the subdural hematoma expands by recurrent bleeding
  - **Initial treatment**: Surgical intervention during which small holes are drilled in the skull to drain hematoma
  - **Rebleeding**: Occurs in up to 30% of cSDH patients and requires a repeat neurosurgical intervention

20 | Confidential. Do not distribute.

EDGE Therapeutics, Inc.

 Commercial Opportunity  21 | Confidential. Do not distribute.

Commercial Strategy

A small and targeted sales force of <u>50 representatives</u> could cover the majority of hospitals in the United States and Canada

Anticipate similar sized sales force in Europe



500 hospitals account For 75% of all aSAH patients

Rapid adoption drivers:

- ✓ Strong relationships with key hospital decision makers
- ✓ Administration of EG-1962 does not materially alter current physician behavior or treatment protocol
- ✓ Pharmacoeconomic benefit: preventing complications saves hospitals and managed care organizations substantial costs, excluding outpatient rehabilitation / nursing home costs

EDGE Therapeutics, Inc.

 Compelling Value Proposition  Preventing delayed cerebral ischemia (DCI) saves hospitals and managed care organizations >$50,000 per patient, excluding outpatient rehab and nursing home  1. Cost of Vasospasm in Patients With Aneurysmal Subarachnoid Hemorrhage. Chou, Chia-Hung; Reed, Shelby D.; Allsbrook, Jennifer S.; Steele, Janet L.; Schulman, Kevin A.; Alexander, Michael J., Neurosurgery. 67(2):345-352, August 2010.

 Three-layered approach to maintain high barrier-to-entry    24 | Confidential. Do not distribute.  3 issued U.S. patents (including Composition of Matter), 12 issued foreign patents and more than 50 U.S. and foreign pending patent applications  Potentially difficult for competitors to prove bioequivalence (i.e., human trial required)  Intellectual Property  Ability to prove bioequivalence  Manufacturing know- how & trade secrets  1.          2.                                  3.          Precisa development platform

 Key Milestones          Event  Status  Raised $72.5M Series C-1, C-2  ✔  Awarded Orphan Drug Status: US/EU  ✔  End of Phase 2 Meeting  ✔  Initiate NEWTON in EU; close out activities in North America  ✔  Raised $92.5 million in IPO  ✔  Report full NEWTON dataset  1Q 2016  Initiate EG-1962 Pivotal Study  Mid 2016  File IND for EG-1964 in Chronic SDH  2016

Key Investment Highlights

- **Lead Candidate EG-1962 is Phase 3-ready; could replace standard of care in aSAH**
  - Targeted and sustained release of standard of care nimodipine
  - NEWTON Phase 1/2 data shows dramatic 2x improvement in favorable outcomes
    - Superior safety profile
  - Granted Orphan Designation in US and EU; De-risked (505(b)(2)) regulatory pathway
- **Attractive commercial opportunity for EG-1962 in high unmet need**
  - 600,000 aSAH patients WW; 35,000 patients in US annually
  - Concentrated market: requires only small, highly focused sales force
  - Compelling pharmacoeconomic benefit
  - Wholly owned - Worldwide rights
- **Proprietary PRECISA™ Technology: Platform to develop future products**
  - EG-1964 for cSDH and earlier stage discovery efforts ongoing
- **Strong Financial Position**
  - Cash balance at June 30, 2015 was $58.5 million
  - Raised approximately $92.5 million in IPO, which closed October 6, 2015

EDGE Therapeutics, Inc.